EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2014, originally filed with the Securities and Exchange Commission on December 23, 2014 (Accession Number
0001145443-14-001599). The sole purpose of this filing is to include attachments inadvertently omitted in the original filing.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

John Hancock

Financial Industries Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Financial Industries Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
23	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/14 (%)

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Financial stocks had good performance

Better U.S. economic growth benefited financial stocks, which did well in a period when the S&P 500 Index finished at a record high.

Fund underperformed its index

Positioning among banks and diversified financial services firms was largely responsible for the underperformance.

Financial stocks well positioned

Financial stocks in general and banks in particular remained attractively valued and were well positioned to benefit from continued economic improvement.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a broader portfolio. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Foreign investing has additional risks, such as currency and market volatility and political and social instability. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. Hedging, derivatives, and other strategic transactions may increase volatility and result in losses if not successful. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management

 Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

Tell us about the market environment during the fiscal year ended
October 31, 2014.

Financial stocks performed well, but it was often a bumpy ride. Underlying U.S. corporate and economic fundamentals were generally positive, but a whole host of outside factors contributed to market volatility. Indeed, many financial company management teams talked to us about the positive fundamentals underlying their businesses and the continued recovery that they were witnessing in the U.S. economy. Several data points substantiated this viewpoint. For example, the unemployment rate declined from 7.2% to 5.8% during the fiscal year, while jobless claims ended the period at multi-year lows. At the same time, consumer confidence and certain measures of the health of the housing market showed improvement. Those positives allowed the U.S. Federal Reserve (Fed) to slow the pace of its quantitative easing program, and market participants began to look forward to the eventual normalization of interest rates. Against that backdrop, the S&P 500 Index performed well, finishing the fiscal year at a record high.

And the market volatility you mentioned?

The market volatility we saw for much of 2014 resulted from broader, global conditions. Geopolitical risks were prominent, with military conflicts in Ukraine and the Middle East contributing to uncertainty. After Russia invaded Ukraine, the U.S. and several European nations instituted economic sanctions against the country. Because Russia is a major energy supplier and trading partner to Europe, the sanctions weighed further on markets, particularly as growth in the Eurozone, Japan, and China came in worse than expected. Uncertain global conditions help explain the attraction of comparatively safe U.S. dollar-denominated assets—U.S. Treasury securities rallied and yields declined despite economic improvement and the Fed easing off the gas pedal, while the dollar strengthened. Within U.S. equity markets, large-cap stocks outperformed mid- and small-sized company stocks, another sign of investor preference for comparatively safer issues.

How about the performance of financial stocks specifically?

Financial stocks performed well, generally in line with the broader market. Reflecting some of the uncertainty and performance trends in the broader market, large-cap financial stocks tended to do better than those of mid- and small-sized companies.

The portfolio produced positive returns but trailed its benchmark. Can you talk about relative performance?

Relative to the benchmark index, the S&P 500 Financials Index, the portfolio underperformed primarily because of positioning among U.S. banks and diversified financial services firms. In addition, some of the fund's holdings in European banks underperformed. Stakes in certain alternative asset managers also detracted.

Let's start with the asset managers you mentioned. Why did they underperform?

Good examples are Apollo Global Management LLC, The Carlyle Group L.P., and KKR & Company L.P. In general, these alternative asset managers were hurt by a change in investor sentiment. KKR had positive performance but trailed the benchmark return, while Apollo and Carlyle declined outright. In part, investors worried that with the stock market already at record highs and some companies graduating from these firms' portfolios through initial public offerings, their prospective returns would be less attractive going forward. However, we prefer to take a longer-term view of these stocks. Their yields and business models remain attractive despite short-term volatility. In particular, we like the fact that a sizable portion of their assets under management are locked up for many years and that the management fees on these assets are usually greater than those assessed by traditional asset managers. Moreover, these companies have been able to gather substantial new assets under management as a greater number of pensions, endowments, and high-net-worth individuals allocate a larger percentage of their investible dollars to alternatives.

SECTOR COMPOSITION AS OF 10/31/14 (%)

How about some of the bank positions?

Many of the fund's U.S. bank positions produced positive absolute returns but lagged relative to the benchmark, especially our smaller- and mid-cap names. In addition, despite being located in nations with stronger economies than most of Europe, it hurt to have exposure to U.K.-based Barclays PLC, Norwegian bank SpareBank 1SR-Bank ASA, and Swedish lender Swedbank AB. Swedbank in particular suffered from worries that regulators would raise capital requirements for all Swedish banks by implementing a buffer requirement. This would have threatened its high payout ratio and dividend yield. However, in late May, regulators announced a lower buffer, allowing Swedbank to maintain its attractive dividend. In addition, its third-quarter earnings also came in positive relative to expectations, which led to a rebound in the stock, just not enough to counter earlier declines.

Tell us about some of the leading contributions to performance during the fiscal year.

Among notable individual contributors was a stake in insurance company Ameriprise Financial, Inc. Its private wealth management business performed well, while asset flows and performance of the firm's underlying funds improved. Other key contributors were U.S.-based banks that had solid absolute returns, including U.S. Bancorp, SVB Financial Group, and SunTrust Banks, Inc. In addition, some of our stock selection decisions among insurance companies and an underweight position in that industry both helped performance relative to the benchmark.

Tell us about changes you made to the portfolio during the period.

We increased the fund's exposure to European financials, particularly those in the Nordic countries and the United Kingdom, whose economies are healthier than in much of the Eurozone. Good examples are Royal Bank of Scotland Group PLC, Barclays PLC, and Danske Bank A/S, all of which are high-quality, well-capitalized turnaround stories in relatively stronger economies. Nordic and U.K. regulators instituted controls that are more stringent than those in the Eurozone, but not as

TOP TEN HOLDINGS AS OF 10/31/14 (%)

U.S. Bancorp	3.8
Citigroup, Inc.	3.6
The Blackstone Group LP	3.6
Bank of America Corp.	3.5
JPMorgan Chase & Company	3.3
Ameriprise Financial, Inc.	3.2
Discover Financial Services	2.9
UniCredit SpA	2.9
American Capital, Ltd.	2.8
Wells Fargo & Company	2.7
TOTAL	32.3
As a percentage of net assets.
Cash and cash equivalents are not included.

tight as some had feared. A strong regulatory framework, healthier balance sheets, and capital controls are all positives relative to eurozone financial institutions; meanwhile, valuations remain attractive.

We also augmented our holdings in U.S.-based life insurance companies that we found to be attractive for stock-specific reasons, such as attractive valuations relative to peers, a recently completed accretive acquisition, or a divestiture of a non-core business line. These stocks have the potential to do well even if interest rates take longer than expected to rise from current low levels.

How was the fund positioned at the end of the period?

We're positive on financial stocks for a number of reasons, believing they remain attractively valued and are well positioned to benefit from continued economic improvement. We expect to maintain an overweight to U.S. banks that are levered to an economic recovery. Higher interest rates, better loan growth, and a solid credit environment—all of which are likely to result from continued economic improvement—generally contribute to better top-line revenues and margins, as well as low credit costs.

MANAGED BY

Susan A. Curry On the fund since 2004 Investing since 1993
Lisa A. Welch On the fund since 1998 Investing since 1986

COUNTRY COMPOSITION AS OF 10/31/14 (%)

United States	81.6
United Kingdom	5.6
Italy	2.9
Sweden	2.4
Norway	2.2
Bermuda	2.0
Denmark	1.6
Guernsey, Channel Islands	1.2
Switzerland	0.5

As a percentage of total net assets.

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	5.31	12.74	4.30	82.13	52.36
Class B	4.97	12.83	4.26	82.86	51.70
Class C	9.03	13.10	4.10	85.09	49.52
Class NAV[1,2]	11.40	14.50	5.37	96.77	68.69
Index 1†	18.17	13.07	0.43	84.79	4.36
Index 2†	17.27	16.69	8.20	116.38	120.01

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class NAV
Gross (%)	1.51	2.36	2.29	1.03
Net (%)	1.51	2.36	2.29	1.03

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index 1 is the S&P 500 Financials Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Financial Industries Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	10-31-04	15,170	15,170	10,436	22,001
Class C3	10-31-04	14,952	14,952	10,436	22,001
Class NAV[1,2]	10-31-04	16,869	16,869	10,436	22,001

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class NAV shares were first offered on 7-12-13. Returns prior to this date are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class NAV shares.
3	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,046.60	$6.60	1.28%
Class B	1,000.00	1,042.70	10.86	2.11%
Class C	1,000.00	1,043.30	10.35	2.01%
Class NAV	1,000.00	1,049.70	4.18	0.81%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.80	$6.51	1.28%
Class B	1,000.00	1,014.60	10.71	2.11%
Class C	1,000.00	1,015.10	10.21	2.01%
Class NAV	1,000.00	1,021.10	4.13	0.81%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 95.5%		$1,051,574,895
(Cost $856,278,025)
Financials 94.4%		1,039,973,218
Banks 54.9%
Bank of America Corp.	2,217,198	38,047,117
Bank of Marin Bancorp, Class A	33,187	1,656,695
Bankwell Financial Group, Inc. (I)	120,833	2,295,827
Barclays PLC, ADR	1,911,235	29,433,019
BB&T Corp.	335,822	12,720,937
Chemical Financial Corp.	162,569	4,841,305
CIT Group, Inc.	353,971	17,319,801
Citigroup, Inc.	747,492	40,013,247
Danske Bank A/S	625,611	17,179,457
East West Bancorp, Inc.	430,550	15,827,018
Fifth Third Bancorp	579,298	11,580,167
Flushing Financial Corp.	263,003	5,296,880
Glacier Bancorp, Inc.	627,179	17,993,766
Great Western Bancorp, Inc. (I)	201,924	3,921,364
Green Bancorp, Inc. (I)	159,480	2,725,513
Independent Bank Corp. (MA)	81,521	3,326,057
Independent Bank Corp. (MI)	169,595	2,047,012
JPMorgan Chase & Company	603,125	36,477,000
M&T Bank Corp.	66,295	8,099,923
MB Financial, Inc.	135,404	4,271,996
Nordea Bank AB	199,881	2,570,820
Regions Financial Corp.	1,450,897	14,407,407
Royal Bank of Scotland Group PLC, ADR (I)	1,981,749	24,633,140
Sandy Spring Bancorp, Inc.	133,089	3,433,696
SpareBank 1 SR-Bank ASA	1,888,000	16,240,838
Square 1 Financial, Inc., Class A (I)	89,618	1,782,502
State Bank Financial Corp.	297,606	5,333,100
Sun Bancorp, Inc. (I)	202,067	4,081,753
SunTrust Banks, Inc.	605,247	23,689,368
SVB Financial Group (I)	218,469	24,466,343
Swedbank AB, Class A	912,393	24,179,027
Talmer Bancorp, Inc., Class A	1,206,447	16,866,129
The Community Financial Corp.	80,680	1,639,418
The PNC Financial Services Group, Inc.	256,576	22,165,601
Trico Bancshares	159,834	4,203,640
U.S. Bancorp	974,705	41,522,433
UniCredit SpA	4,447,325	32,210,736
Union Bankshares Corp.	457,491	10,284,398

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company	568,960	$30,206,086
Yadkin Financial Corp. (I)	318,814	6,188,170
Zions Bancorporation	658,721	19,083,147
Capital markets 18.6%
American Capital, Ltd. (I)	2,043,627	30,306,988
Ameriprise Financial, Inc.	279,074	35,210,767
Apollo Global Management LLC, Class A	603,779	13,735,972
Intermediate Capital Group PLC	1,095,458	7,201,201
Invesco, Ltd.	693,104	28,049,919
KKR & Company LP	997,727	21,510,994
State Street Corp.	161,649	12,198,034
The Blackstone Group LP	1,324,939	39,907,163
The Carlyle Group LP	580,205	16,106,491
Consumer finance 2.9%
Discover Financial Services	508,259	32,416,759
Diversified financial services 0.1%
NewStar Financial, Inc. (I)	102,759	1,405,743
Insurance 11.8%
ACE, Ltd.	49,349	5,393,846
American International Group, Inc.	468,363	25,090,206
Assured Guaranty, Ltd.	968,472	22,352,334
CNO Financial Group, Inc.	1,577,042	28,591,771
Gjensidige Forsikring ASA	419,177	7,614,154
Lincoln National Corp.	315,352	17,268,676
MetLife, Inc.	183,046	9,928,415
The Hartford Financial Services Group, Inc.	358,089	14,173,163
Real estate investment trusts 5.0%
DiamondRock Hospitality Company	414,921	5,954,116
Essex Property Trust, Inc.	41,150	8,302,424
FelCor Lodging Trust, Inc.	845,413	9,071,281
General Growth Properties, Inc.	219,920	5,698,127
Rexford Industrial Realty, Inc.	397,958	6,148,451
Simon Property Group, Inc.	110,710	19,840,339
Thrifts and mortgage finance 1.1%
First Defiance Financial Corp.	132,626	4,062,334
HomeStreet, Inc.	160,758	2,800,404
Hudson City Bancorp, Inc.	287,861	2,777,859
United Community Financial Corp.	506,530	2,593,434
Information technology 1.1%		11,601,677
IT services 1.1%
Visa, Inc., Class A	48,054	11,601,677

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Preferred securities 0.3%		$2,892,152
(Cost $2,731,250)
Financials 0.3%		2,892,152
Thrifts and mortgage finance 0.3%
Flagstar Bancorp, Inc., 9.000% (I)	2,500	2,892,152
Investment companies 1.2%		$13,348,553
(Cost $6,186,653)
AP Alternative Assets LP (I)	432,674	13,348,553
Warrants 0.5%		$5,972,687
(Cost $4,511,605)
Financials 0.5%		5,972,687
Banks 0.4%
Comerica, Inc. (Expiration Date: 11-14-18; Strike Price: $29.40) (I)	223,341	4,100,541
The PNC Financial Services Group, Inc. (Expiration Date: 12-31-18; Strike Price: $67.33) (I)	38,397	916,920
Diversified financial services 0.1%
Citigroup, Inc. (Expiration Date: 1-4-19; Strike Price: $106.10) (I)	1,027,125	955,226
	Par value	Value
Short-term investments 1.4%		$14,964,000
(Cost $14,964,000)
Repurchase agreement 1.4%		14,964,000
Barclays Tri-Party Repurchase Agreement dated 10-31-14 at 0.070% to be repurchased at $12,479,073 on 11-3-14, collateralized by $12,251,300 U.S. Treasury Inflation Indexed Notes, 0.625% due 1-15-24 (valued at $12,728,691, including interest)	12,479,000	12,479,000
Repurchase Agreement with State Street Corp. dated 10-31-14 at 0.000% to be repurchased at $2,485,000 on 11-3-14, collateralized by $2,585,000 U.S. Treasury Notes, 0.625% due 4-30-18 (valued at $2,536,661, including interest)	2,485,000	2,485,000
Total investments (Cost $884,671,533)† 98.9%		$1,088,752,287
Other assets and liabilities, net 1.1%		$12,469,404
Total net assets 100.0%		$1,101,221,691

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $887,509,415. Net unrealized appreciation aggregated $201,242,872, of which $208,949,713 related to appreciated investment securities and $7,706,841 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $884,671,533)	$1,088,752,287
Cash	451
Foreign currency, at value (Cost $61,980)	61,621
Receivable for investments sold	10,028,160
Receivable for fund shares sold	1,449,204
Receivable for forward foreign currency exchange contracts	369,699
Dividends and interest receivable	1,463,674
Other receivables and prepaid expenses	32,892
Total assets	1,102,157,988
Liabilities
Payable for fund shares repurchased	599,889
Payable to affiliates
Accounting and legal services fees	12,378
Transfer agent fees	81,287
Distribution and service fees	108,127
Other liabilities and accrued expenses	134,616
Total liabilities	936,297
Net assets	$1,101,221,691
Net assets consist of
Paid-in capital	$929,389,209
Undistributed net investment income	7,063,903
Accumulated net realized gain (loss) on investments and foreign currency transactions	(39,678,824)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	204,447,403
Net assets	$1,101,221,691

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($321,924,610 ÷ 18,625,403 shares)[1]	$17.28
Class B ($10,283,868 ÷ 647,594 shares)[1]	$15.88
Class C ($36,958,983 ÷ 2,324,058 shares)[1]	$15.90
Class NAV ($732,054,230 ÷ 42,286,908 shares)	$17.31
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$18.19

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Dividends	$20,968,793
Interest	103,675
Securities lending	99,754
Less foreign taxes withheld	(319,362)
Total investment income	20,852,860
Expenses
Investment management fees	7,337,060
Distribution and service fees	1,481,124
Accounting and legal services fees	172,742
Transfer agent fees	506,370
Trustees' fees	16,662
State registration fees	58,988
Printing and postage	84,136
Professional fees	93,188
Custodian fees	172,295
Registration and filing fees	44,980
Other	20,901
Total expenses	9,988,446
Less expense reductions	(63,853)
Net expenses	9,924,593
Net investment income	10,928,267
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	19,548,390
Investments in affiliated issuers	(625)
19,547,765
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	63,447,898
Net realized and unrealized gain	82,995,663
Increase in net assets from operations	$93,923,930

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment income	$10,928,267	$3,014,717
Net realized gain	19,547,765	10,906,477
Change in net unrealized appreciation (depreciation)	63,447,898	84,027,577
Increase in net assets resulting from operations	93,923,930	97,948,771
Distributions to shareholders
From net investment income
Class A	(1,048,927)	(726,928)
Class NAV	(3,747,263)	—
Total distributions	(4,796,190)	(726,928)
From fund share transactions	176,118,760	468,292,979
Total increase	265,246,500	565,514,822
Net assets
Beginning of year	835,975,191	270,460,369
End of year	$1,101,221,691	$835,975,191
Undistributed net investment income	$7,063,903	$3,044,461

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$15.64	$11.82	$9.26	$9.79	$9.24
Net investment income (loss)[1]	0.16	0.11	0.06	0.06	(0.02)
Net realized and unrealized gain (loss) on investments	1.53	3.75	2.62	(0.58)	0.61
Total from investment operations	1.69	3.86	2.68	(0.52)	0.59
Less distributions
From net investment income	(0.05)	(0.04)	(0.12)	(0.01)	(0.04)
Net asset value, end of period	$17.28	$15.64	$11.82	$9.26	$9.79
Total return (%)[2,3]	10.84	32.71	29.38	(5.28)	6.39
Ratios and supplemental data
Net assets, end of period (in millions)	$322	$322	$244	$207	$262
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.35	1.42	1.40	1.49
Expenses including reductions	1.29	1.35	1.42	1.40	1.49
Net investment income (loss)	0.93	0.78	0.56	0.60	(0.23)
Portfolio turnover (%)	21	18	28	50	41

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	10-31-14	10-31-13		10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$14.44	$10.97		$8.58	$9.12	$8.64
Net investment income (loss)[1]	0.02	—	[2]	(0.01)	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments	1.42	3.47		2.45	(0.53)	0.56
Total from investment operations	1.44	3.47		2.44	(0.54)	0.48
Less distributions
From net investment income	—	—		(0.05)	—	—
Net asset value, end of period	$15.88	$14.44		$10.97	$8.58	$9.12
Total return (%)[3,4]	9.97	31.63		28.60	(5.92)	5.56
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$12		$12	$11	$16
Ratios (as a percentage of average net assets):
Expenses before reductions	2.11	2.11		2.12	2.10	2.19
Expenses including reductions	2.10	2.10		2.12	2.10	2.19
Net investment income (loss)	0.11	0.04		(0.14)	(0.09)	(0.91)
Portfolio turnover (%)	21	18		28	50	41

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-14	10-31-13		10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$14.45	$10.97		$8.58	$9.13	$8.64
Net investment income (loss)[1]	0.03	—	[2]	(0.01)	(0.01)	(0.09)
Net realized and unrealized gain (loss) on investments	1.42	3.48		2.45	(0.54)	0.58
Total from investment operations	1.45	3.48		2.44	(0.55)	0.49
Less distributions
From net investment income	—	—		(0.05)	—	—
Net asset value, end of period	$15.90	$14.45		$10.97	$8.58	$9.13
Total return (%)[3,4]	10.03	31.72		28.60	(6.02)	5.67
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$33		$15	$10	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	2.02	2.08		2.12	2.10	2.19
Expenses including reductions	2.01	2.07		2.12	2.10	2.19
Net investment income (loss)	0.21	0.03		(0.15)	(0.10)	(0.93)
Portfolio turnover (%)	21	18		28	50	41

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class NAV Shares Period ended	10-31-14	10-31-13	[1]
Per share operating performance
Net asset value, beginning of period	$15.66	$14.79
Net investment income[2]	0.23	0.04
Net realized and unrealized gain on investments	1.54	0.83
Total from investment operations	1.77	0.87
Less distributions
From net investment income	(0.12)	—
Net asset value, end of period	$17.31	$15.66
Total return (%)[3]	11.40	5.88	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$732	$469
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.85	[5]
Expenses including reductions	0.82	0.84	[5]
Net investment income	1.36	0.84	[5]
Portfolio turnover (%)	21	18	[6]

1	The inception date for Class NAV shares is 7-12-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 11-1-12 to 10-31-13.

22SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Financial Industries Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class NAV shares are offered to John Hancock affiliated funds of funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Banks	$604,261,853	$511,880,975	$92,380,878	—
Capital markets	204,227,529	197,026,328	7,201,201	—
Consumer finance	32,416,759	32,416,759	—	—
Diversified financial services	1,405,743	1,405,743	—	—
Insurance	130,412,565	122,798,411	7,614,154	—
Real estate investment trusts	55,014,738	55,014,738	—	—
Thrifts and mortgage finance	12,234,031	12,234,031	—	—
IT services	11,601,677	11,601,677	—	—
Preferred securities	2,892,152	—	2,892,152	—
Investment companies	13,348,553	—	13,348,553	—
Warrants	5,972,687	5,972,687	—	—
Short-term investments	14,964,000	—	14,964,000	—
Total Investments in Securities	$1,088,752,287	$950,351,349	$138,400,938	—
Other financial instruments:
Forward foreign currency contracts	$369,699	—	$369,699	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Common stocks	Preferred stocks	Totals
Balance as of 10-31-13	$7,869,508	$1,547,615	$9,417,123
Realized gain (loss)	—	34,405	34,405
Change in unrealized appreciation (depreciation)	—	—	—
Purchases	—	—	—
Sales	—	(1,582,020)	(1,582,020)
Transfers into Level 3	—	—	—
Transfers out of Level 3	(7,869,508)	—	(7,869,508)
Balance as of 10-31-14	—	—	—
Change in unrealized at period end*	—	—	—

*Change in unrealized appreiciation (depreciation) attributable to Level 3 securities held at period end.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2014 were $760. For the year ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund has a capital loss carryforward of $36,376,812 available to offset future net realized capital gains. This carryforward expires on October 31, 2017.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$4,796,190	$726,928

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $7,121,472 undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, partnerships and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended October 31, 2014, the fund held forward foreign currency contracts with USD notional values ranging up to $28 million, as measured at each quarter end. The following table summarizes the contracts held at October 31, 2014.

Contract to buy	Contract to sell	Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD 28,000,000	EUR 22,043,773	State Street Bank and Trust Company	12-10-2014	$369,699	—	$369,699

Currency Abbreviations
EUR	Euro
USD	United States Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option.

During the year ended October 31, 2014, the fund used purchased options to manage against anticipated changes in securities markets. During the year ended October 31, 2014, the fund held purchased options with market values up to $549,500.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2014 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$369,699	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2014:

Risk	Statement of operations location	Investments (purchased options)
Equity contracts	Net realized gain (loss)	($220,507)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2014:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies*
Foreign exchange contracts	Change in unrealized appreciation (depreciation)	$369,699

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. Effective July 1, 2014, the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $250 million of the fund's aggregate average daily net assets (together with the assets of any other applicable fund identified in the advisory agreement), (b) 0.775% of the next $250 million of the fund's aggregate average daily net assets, (c) 0.750% of the next $500 million of the fund's aggregate average daily net assets; and (d) 0.725% of the fund's aggregate average daily net assets in excess of $1 billion. Prior to July 1, 2014, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets, (b) 0.750% of the next $500 million of the fund's average daily net assets, (c) 0.735% of the next $1 billion of the fund's average daily net assets; and (d) 0.725% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective March 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.30% of average net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. If following the Class Expense Waiver to the extent that Expenses of Class B shares exceed 2.15% of average annual net assets (on an annualized basis) attributable to Class B shares, (the Class Expense Limitation), the Advisor voluntarily agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which Expenses of the share class exceed the Class Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

Effective March 1, 2014, to the extent that Expenses of Class C shares exceed 2.15% of average net assets (on an annualized basis) attributable to Class C shares (the Class Expense Limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which Expenses of the share class exceed the Class Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. The Class Expense Limitation expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2014 these expense reductions amounted to the following:

Class	Expense reductions
Class A	$22,088
Class B	754
Class C	2,459
Class NAV	38,552
Total	$63,853

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 0.76% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $363,000 for the year ended October 31, 2014. Of this amount, $57,764 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $288,115 was paid as sales commissions to broker-dealers and $17,121 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2014, CDSCs received by the Distributor amounted to $349, $11,780 and $10,877 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$997,900	$442,142	$28,545	$76,482
Class B	113,894	15,142	15,450	1,471
Class C	369,330	49,086	14,993	6,183
Total	$1,481,124	$506,370	$58,988	$84,136

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2014 and 2013 were as follows:

		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,351,678	$39,333,076	3,889,453	$54,803,515
Distributions reinvested	56,141	902,181	51,392	617,218
Repurchased	(4,400,636)	(73,244,065)	(3,968,094)	(55,352,645)
Net decrease	(1,992,817)	($33,008,808)	(27,249)	$68,088
Class B shares
Sold	14,955	$231,277	142,028	$1,749,923
Repurchased	(204,598)	(3,136,651)	(367,806)	(4,620,228)
Net decrease	(189,643)	($2,905,374)	(225,778)	($2,870,305)

		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class C shares
Sold	736,982	$11,395,000	1,405,074	$17,976,706
Repurchased	(669,746)	(10,367,380)	(490,763)	(6,130,482)
Net decrease	67,236	$1,027,620	914,311	$11,846,224
Class NAV shares
Sold	14,316,399	$244,520,114	30,515,915	$468,036,443
Distributions reinvested	233,766	3,747,263	—	—
Repurchased	(2,204,492)	(37,262,055)	(574,680)	(8,787,471)
Net increase (decrease)	12,345,673	$211,005,322	29,941,235	$459,248,972
Total net decrease	10,230,449	$176,118,760	30,602,519	$468,292,979

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on October 31, 2014.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $393,813,574 and $199,218,851, respectively, for the year ended October 31, 2014.

Note 8 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2014, funds within the John Hancock group of funds complex held 66.5% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Balanced Portfolio	21.2%
John Hancock Funds II Lifestyle Growth Portfolio	23.9%
John Hancock Funds II Lifestyle Aggressive Portfolio	9.0%

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of
John Hancock Financial Industries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2014

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Financial Industries Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one-, three- and five-year periods ended December 31, 2013. The Board concluded that the fund's performance has outperformed the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are lower than the peer group median. The Board also took into account management's discussion of the fund's expenses, including action with respect to the fund that may further reduce certain fund expenses. The Board also noted the addition of revised breakpoints to the advisory and subadvisory fee rates effective June 25, 2014, which will result in an overall fee decrease.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund has outperformed the historical performance of comparable funds and the fund's benchmark;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2005	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2005	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Financial Industries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205612	70A 10/14 12/14

John Hancock

Regional Bank Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Regional Bank Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
23	Notes to financial statements
30	Auditor's report
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/14 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Financial stocks did well

Better U.S. economic growth benefited financial stocks, which did well in a period when the S&P 500 Index finished at a record high.

Fund trailed its benchmark

The fund performed well on an absolute basis and outperformed its Morningstar peer group average return, but trailed its benchmark.

Lack of exposure to largest stocks hurt

An underweight to large-cap money center banks was largely responsible for the underperformance relative to the benchmark.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Large company stocks could fall out of favor. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

Tell us about the market environment during the fiscal year ended
October 31, 2014.

Financial stocks performed well, but it was often a bumpy ride. Underlying U.S. corporate and economic fundamentals were generally positive, but a whole host of outside factors contributed to market volatility. Indeed, many banking company management teams talked to us about the positive fundamentals underlying their businesses and the continued recovery they were witnessing in the U.S. economy. For example, the unemployment rate declined from 7.2% to 5.8% during the fiscal year, while jobless claims ended the period at multi-year lows. At the same time, consumer confidence and certain measures of the health of the housing market showed improvement. Those positives allowed the U.S. Federal Reserve (Fed) to slow the pace of its quantitative easing program, and market participants began to look forward to the eventual normalization of interest rates. Against that backdrop, the S&P 500 Index performed well, finishing the fiscal year at a record high.

And the market volatility you mentioned?

The market volatility we saw for much of 2014 resulted from broader, global conditions. Geopolitical risks were prominent, with military conflicts in Ukraine and the Middle East contributing to uncertainty. Economic sanctions against Russia, a major energy supplier and trading partner to Europe, weighed further on the markets, particularly as growth in the eurozone, Japan, and China all came in worse than expected. Uncertain global conditions help explain the attraction of comparatively safe dollar-denominated assets—U.S. Treasury securities rallied and yields declined despite economic improvement and the Fed easing off the gas pedal, while the dollar strengthened. Within U.S. equity markets, large-cap stocks outperformed mid- and small-sized company stocks by a wide margin, another sign of investor preference for comparatively safer issues.

How about the performance of bank stocks specifically?

Bank stocks performed well, generally in line with the broader market. Reflecting some of the uncertainty discussed earlier and performance trends in the broader market, large-cap financial

4

"... many banking company management teams talked to us about the positive fundamentals underlying their businesses."
stocks such as money center banks and super-regional lenders outperformed smaller regional lenders.

The portfolio produced positive absolute returns and outperformed its Morningstar peer group average return but trailed its benchmark. Can you talk about relative performance?

The portfolio's absolute returns generally mirrored the performance of financial stocks broadly, with few positions producing negative returns. Relative to the benchmark index, the portfolio underperformed primarily because of holdings in small- and mid-cap banking stocks that produced gains, but whose returns were less than those of the benchmark, the S&P Composite 1500 Banks Index. Good examples are stakes in FNB Corp., South State Corp., Fifth Third Bancorp, Glacier Bancorp, Inc., and MB Financial, Inc. In addition, Standard & Poor's made some changes to the composition of the benchmark, adding several large-capitalization stocks that performed well in the fiscal year. The fund's relative performance suffered as a result of these moves because it had comparatively less exposure to these names.

Can you tell us more about the changes Standard & Poor's made to the index used for the fund's benchmark?

Standard & Poor's revised its global industry classification system at the end of February 2014, which meant changes to the companies included in their definition of the bank industry. The main difference was to add the three large-cap, diversified financial services firms JPMorgan Chase & Company, Bank of America Corp., and Citigroup, Inc. Prior to that time, the index had been focused

SECTOR COMPOSITION AS OF 10/31/14 (%)

5

"The portfolio underperformed primarily because of holdings in small- and mid-cap banking stocks that produced gains, but whose returns were less than those of the benchmark."

on regional lenders and excluded the big money center banks. Because the index is capitalization weighted, it is now dominated by these financial giants, as well as Wells Fargo & Company.

Because we tend not to weight the portfolio so heavily in any single issuer or group of issuers, the portfolio typically holds underweight positions relative to the index in these securities. Those underweight positions detracted from performance compared with the index, because these large-cap stocks did well during the period. Of course, the opposite is also true—in periods when these companies underperform, the portfolio's relative performance should benefit.

Some of the leading contributions to performance came from private placements or other non-common-stock positions. Talk about how these positions helped performance during the fiscal year.

We are patient, value-oriented investors with extensive experience in the industry. As a result, with a small portion of the portfolio we are often able to participate in deals under Rule 144A of the Securities Act of 1933, which allows for private sales of securities among qualified institutional buyers. A good example is the fund's stake in FCB Financial Holdings, Inc. (formerly Bond Street Holdings LLC). The company was formed in the wake of the financial crisis to purchase failed banks at attractive terms from the Federal Deposit Insurance Corporation. The lender is benefiting from the ongoing economic recovery in Florida, and enjoyed a successful initial public offering during the

TOP TEN HOLDINGS AS OF 10/31/14 (%)

The PNC Financial Services Group, Inc.	3.2
U.S. Bancorp	3.2
Wells Fargo & Company	3.2
JPMorgan Chase & Company	3.1
Bank of America Corp.	3.1
Cullen/Frost Bankers, Inc.	3.0
SunTrust Banks, Inc.	3.0
BB&T Corp.	2.8
Talmer Bancorp, Inc., Class A	2.7
M&T Bank Corp.	2.7
TOTAL	30.0
As a percentage of net assets.
Cash and cash equivalents are not included.

6

period. Another example is Anchor Bancorp Wisconsin, Inc., a lender we helped recapitalize and bring out of bankruptcy in 2013. The company went public in October 2014, yielding an attractive return for the fund.

How was the fund positioned at period end?

We're positive on banking stocks going forward for a number of reasons. First, we believe banks have considerable scope to improve their earnings. Higher interest rates, better loan growth, and a solid credit environment—all of which are likely to result from continued economic improvement—would contribute to better top-line revenues and margins, as well as low credit costs. Second, valuations in the banking industry remain attractive. Many lenders continue to carry price-to-book and price-to-earnings ratios below their long-term historical averages. Finally, we believe that attractive valuations, excess capital, and potential cost savings argue for an increase in mergers and acquisitions, which would be supportive of share prices. Despite these positives, we think investors should be aware of the potential for continued market volatility as a result of geopolitical risks and economic and monetary policy uncertainty.

MANAGED BY

Lisa A. Welch On the fund since 1998 Investing since 1986
Susan A. Curry On the fund since 2004 Investing since 1993

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	8.41	13.49	3.27	88.24	37.94
Class B	8.30	13.60	3.21	89.22	37.16
Class C	12.35	13.86	3.07	91.32	35.32
Index 1†	17.65	14.93	-1.85	100.48	-17.05
Index 2†	17.27	16.69	8.20	116.38	120.01

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C
Gross (%)	1.32	2.02	2.02
Net (%)	1.32	2.02	2.02

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index 1 is the S&P Composite 1500 Banks Index; Index 2 is the S&P 500 Index.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Regional Bank Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1	10-31-04	13,716	13,716	8,295	22,001
Class C1	10-31-04	13,532	13,532	8,295	22,001

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

1	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,077.10	$6.70	1.28%
Class B	1,000.00	1,073.30	10.35	1.98%
Class C	1,000.00	1,073.10	10.35	1.98%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.80	$6.51	1.28%
Class B	1,000.00	1,015.20	10.06	1.98%
Class C	1,000.00	1,015.20	10.06	1.98%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 95.4%		$709,931,509
(Cost $333,876,836)
Financials 95.4%		709,931,509
Banks 87.1%
1st Source Corp.	123,427	3,862,031
Access National Corp.	68,218	1,149,473
American Business Bank (I)	41,607	1,279,415
Ameris Bancorp	456,946	11,332,258
Anchor Bancorp Wisconsin, Inc. (I)	219,165	6,419,135
Anchor Bancorp, Inc. (I)(V)	161,584	3,336,710
Bank of America Corp.	1,350,010	23,166,172
Bank of Marin Bancorp, Class A	23,217	1,158,993
Bankwell Financial Group, Inc. (I)	102,591	1,949,229
Bar Harbor Bankshares	142,962	4,160,194
BB&T Corp.	545,246	20,653,918
Bryn Mawr Bank Corp.	383,894	11,835,452
BSB Bancorp, Inc. (I)	234,047	4,467,957
Chemical Financial Corp.	153,665	4,576,144
City Holding Company	65,330	2,939,197
CoBiz Financial, Inc.	96,113	1,155,278
Comerica, Inc.	165,668	7,908,990
Commerce Bancshares, Inc.	157,973	7,149,858
ConnectOne Bancorp, Inc.	86,421	1,598,789
CU Bancorp (I)	166,115	3,280,771
Cullen/Frost Bankers, Inc.	274,364	22,171,355
East West Bancorp, Inc.	248,898	9,149,490
Eastern Virginia Bankshares, Inc. (I)	264,358	1,636,376
Evans Bancorp, Inc.	126,399	2,907,177
FCB Financial Holdings, Inc. (I)	365,530	8,388,914
Fifth Third Bancorp	712,291	14,238,697
First Business Financial Services, Inc.	83,333	3,910,818
First Citizens BancShares, Inc., Series A	25,278	6,350,086
First Community Corp.	228,772	2,429,559
First Connecticut Bancorp, Inc.	159,417	2,493,282
First Financial Bancorp	188,393	3,304,413
First Horizon National Corp.	324,384	4,171,578
First Merchants Corp.	298,324	6,757,039
First Security Group, Inc./KY (I)	1,767,811	3,482,588
Flushing Financial Corp.	235,254	4,738,016
FNB Corp.	1,289,898	16,497,795
Glacier Bancorp, Inc.	491,445	14,099,557
Great Western Bancorp, Inc. (I)	136,629	2,653,335

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Green Bancorp, Inc. (I)	107,683	$1,840,302
Hancock Holding Company	464,181	16,334,529
Heritage Commerce Corp.	712,266	6,196,714
Heritage Financial Corp.	257,483	4,518,827
Heritage Oaks Bancorp	1,064,426	8,377,033
Independent Bank Corp. (MA)	482,214	19,674,331
Independent Bank Corp. (MI)	175,548	2,118,864
John Marshall Bank (I)	43,062	762,197
JPMorgan Chase & Company	387,564	23,439,871
KeyCorp	642,328	8,478,730
M&T Bank Corp.	162,185	19,815,763
MB Financial, Inc.	533,194	16,822,271
Monarch Financial Holdings, Inc.	223,406	2,837,256
NewBridge Bancorp (I)	350,132	3,112,673
Northrim BanCorp, Inc.	52,551	1,518,724
Old Second Bancorp, Inc. (I)	307,637	1,476,658
Pacific Continental Corp.	318,618	4,594,472
Park Sterling Corp.	1,286,421	9,853,985
Peoples Bancorp, Inc.	147,485	3,635,505
Peoples Bankshares (I)	15,000	368,511
Sandy Spring Bancorp, Inc.	163,933	4,229,471
Shore Bancshares, Inc. (I)	229,704	2,108,683
Sierra Bancorp	260,000	4,461,600
South State Corp.	150,691	9,088,174
Southern First Bancshares, Inc. (I)	101,959	1,482,484
Southwest Bancorp, Inc.	257,823	4,648,549
Square 1 Financial, Inc., Class A (I)	73,556	1,463,029
State Bank Financial Corp.	226,420	4,057,446
Suffolk Bancorp	220,756	5,068,558
Sun Bancorp, Inc. (I)	202,076	4,081,935
SunTrust Banks, Inc.	563,469	22,054,177
SVB Financial Group (I)	157,209	17,605,836
Talmer Bancorp, Inc., Class A	1,431,920	20,018,242
The Community Financial Corp.	76,852	1,561,633
The PNC Financial Services Group, Inc.	273,298	23,610,214
Trico Bancshares	377,716	9,933,931
Trustmark Corp.	90,000	2,189,700
U.S. Bancorp	554,135	23,606,151
Union Bankshares Corp.	350,939	7,889,109
Washington Trust Bancorp, Inc.	224,305	8,606,583
Wells Fargo & Company	443,667	23,554,281
WesBanco, Inc.	299,228	10,311,397
Westbury Bancorp, Inc. (I)	131,497	1,998,754

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Financials (continued)
Banks (continued)
Xenith Bankshares, Inc. (I)	123,022	$798,413
Yadkin Financial Corp. (I)	432,829	8,401,206
Zions Bancorporation	577,575	16,732,348
Thrifts and mortgage finance 8.3%
Bank Mutual Corp.	148,140	976,243
Berkshire Hills Bancorp, Inc.	386,034	9,951,957
Cheviot Financial Corp.	191,734	2,421,600
First Defiance Financial Corp.	213,675	6,544,865
Heritage Financial Group, Inc.	221,086	4,684,812
HomeStreet, Inc.	224,021	3,902,446
Hudson City Bancorp, Inc.	391,177	3,774,858
Provident Financial Holdings, Inc.	141,141	2,057,836
River Valley Bancorp	70,474	1,493,344
Simplicity Bancorp, Inc.	200,414	3,320,860
Southern Missouri Bancorp, Inc.	93,660	3,462,610
United Community Financial Corp.	1,058,239	5,418,184
United Financial Bancorp, Inc.	153,813	2,157,996
WSFS Financial Corp.	148,312	11,664,739
Preferred securities 0.4%		$2,892,152
(Cost $2,731,250)
Financials 0.4%		2,892,152
Thrifts and mortgage finance 0.4%
Flagstar Bancorp, Inc., 9.000% (I)	2,500	2,892,152
Warrants 2.1%		$15,850,029
(Cost $8,115,956)
Financials 2.1%		15,850,029
Banks 1.9%
Bank of Marin Bancorp (Expiration Date: 12-5-18, Strike Price: $27.23) (I)	98,174	2,270,615
Comerica, Inc. (Expiration Date: 11-14-18; Strike Price: $29.40) (I)	285,756	5,246,480
Horizon Bancorp (Expiration Date: 12-19-18, Strike Price: $17.68) (I)	300,959	5,391,675
TCF Financial Corp. (Expiration Date: 11-14-18, Strike Price: $16.93) (I)	116,310	252,393
The PNC Financial Services Group, Inc. (Expiration Date: 12-31-18; Strike Price: $67.33) (I)	34,349	820,254
Valley National Bancorp (Expiration Date: 11-14-18, Strike Price: $16.92) (I)	58,798	10,878
Diversified financial services 0.2%
Citigroup, Inc. (Expiration Date: 1-4-19, Strike Price: $106.10) (I)	1,721,817	1,601,290
Thrifts and mortgage finance 0.0%
Washington Federal, Inc. (Expiration Date: 11-14-18, Strike Price: $17.57) (I)	48,569	256,444

14SEE NOTES TO FINANCIAL STATEMENTS

	Par value	Value
Short-term investments 1.9%		$13,958,000
(Cost $13,958,000)
Repurchase agreement 1.9%		13,958,000
Barclays Tri-Party Repurchase Agreement dated 10-31-14 at 0.070% to be repurchased at $11,640,068 on 11-3-14, collateralized by $11,427,600 U.S. Treasury Inflation Indexed Notes, 0.625% due 1-15-24 (valued at $11,872,895, including interest)	11,640,000	11,640,000
Repurchase Agreement with State Street Corp. dated 10-31-14 at 0.000% to be repurchased at $2,318,000 on 11-3-14, collateralized by $2,410,000 U.S. Treasury Notes, 0.625% due 4-30-18 (valued at $2,364,933, including interest)	2,318,000	2,318,000
Total investments (Cost $358,682,042)† 99.8%		$742,631,690
Other assets and liabilities, net 0.2%		$1,501,349
Total net assets 100.0%		$744,133,039

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
(I)	Non-income producing security.
(V)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to the financial statements.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $360,702,651. Net unrealized appreciation aggregated $381,929,039 of which $382,151,627 related to appreciated investment securities and $222,588 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $357,066,202)	$739,294,980
Investments in affiliated issuers, at value (Cost $1,615,840)	3,336,710
Total investments, at value (Cost $358,682,042)	742,631,690
Cash	997
Receivable for investments sold	3,637,630
Receivable for fund shares sold	444,952
Dividends and interest receivable	457,239
Other receivables and prepaid expenses	29,363
Total assets	747,201,871
Liabilities
Payable for investments purchased	1,325,617
Payable for fund shares repurchased	1,221,155
Payable to affiliates
Accounting and legal services fees	10,237
Transfer agent fees	162,096
Distribution and service fees	226,691
Other liabilities and accrued expenses	123,036
Total liabilities	3,068,832
Net assets	$744,133,039
Net assets consist of
Paid-in capital	$311,525,300
Undistributed net investment income	97,608
Accumulated net realized gain (loss) on investments and foreign currency transactions	48,560,483
Net unrealized appreciation (depreciation) on investments	383,949,648
Net assets	$744,133,039

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($662,902,784 ÷ 33,861,621 shares)[1]	$19.58
Class B ($16,396,257 ÷ 874,313 shares)[1]	$18.75
Class C ($64,833,998 ÷ 3,451,914 shares)[1]	$18.78
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.61

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Dividends	$13,537,117
Interest	5,383
Total investment income	13,542,500
Expenses
Investment management fees	6,025,635
Distribution and service fees	2,856,523
Accounting and legal services fees	144,807
Transfer agent fees	1,024,281
Trustees' fees	14,011
State registration fees	65,376
Printing and postage	101,120
Professional fees	67,439
Custodian fees	95,043
Registration and filing fees	28,086
Other	22,882
Total expenses	10,445,203
Less expense reductions	(51,138)
Net expenses	10,394,065
Net investment income	3,148,435
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	53,445,525
53,445,525
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	38,389,546
Investments in affiliated issuers	584,934
38,974,480
Net realized and unrealized gain	92,420,005
Increase in net assets from operations	$95,568,440

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment income	$3,148,435	$3,221,075
Net realized gain	53,445,525	55,087,331
Change in net unrealized appreciation (depreciation)	38,974,480	112,096,163
Increase in net assets resulting from operations	95,568,440	170,404,569
Distributions to shareholders
From net investment income
Class A	(3,015,206)	(3,238,543)
Class B	—	(12,205)
Class C	—	(20,822)
From net realized gain
Class A	(44,744,239)	(25,767,667)
Class B	(1,218,136)	(873,483)
Class C	(3,550,895)	(1,491,638)
Total distributions	(52,528,476)	(31,404,358)
From fund share transactions	(977,683)	(31,713,084)
Total increase	42,062,281	107,287,127
Net assets
Beginning of year	702,070,758	594,783,631
End of year	$744,133,039	$702,070,758
Undistributed (accumulated distributions in excess of) net investment income	$97,608	($35,672)

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$18.36	$14.70	$12.56	$13.95	$13.05
Net investment income[1]	0.09	0.09	0.07	0.06	0.04
Net realized and unrealized gain (loss) on investments	2.39	4.37	2.92	(0.27)	0.91
Total from investment operations	2.48	4.46	2.99	(0.21)	0.95
Less distributions
From net investment income	(0.08)	(0.09)	(0.07)	(0.05)	(0.05)
From net realized gain	(1.18)	(0.71)	(0.78)	(1.13)	—
Total distributions	(1.26)	(0.80)	(0.85)	(1.18)	(0.05)
Net asset value, end of period	$19.58	$18.36	$14.70	$12.56	$13.95
Total return (%)[2,3]	14.14	31.99	25.62	(2.37)	7.26
Ratios and supplemental data
Net assets, end of period (in millions)	$663	$632	$547	$457	$559
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.33	1.38	1.36	1.38
Expenses net of fee waivers	1.28	1.32	1.38	1.36	1.38
Net investment income	0.48	0.57	0.52	0.40	0.30
Portfolio turnover (%)	16	12	11	16	24

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$17.68	$14.21	$12.18	$13.62	$12.79
Net investment loss[1]	(0.04)	(0.02)	(0.03)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	2.29	4.21	2.84	(0.26)	0.89
Total from investment operations	2.25	4.19	2.81	(0.30)	0.83
Less distributions
From net investment income	—	(0.01)	— [2]	(0.01)	—	[2]
From net realized gain	(1.18)	(0.71)	(0.78)	(1.13)	—
Total distributions	(1.18)	(0.72)	(0.78)	(1.14)	—	[2]
Net asset value, end of period	$18.75	$17.68	$14.21	$12.18	$13.62
Total return (%)[3,4]	13.30	31.05	24.85	(3.16)	6.52
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$19	$18	$19	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	2.03	2.08	2.06	2.09
Expenses net of fee waivers	1.98	2.02	2.08	2.06	2.08
Net investment loss	(0.21)	(0.12)	(0.19)	(0.30)	(0.40)
Portfolio turnover (%)	16	12	11	16	24

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class C Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$17.70	$14.23	$12.20	$13.63	$12.80
Net investment loss[1]	(0.04)	(0.02)	(0.03)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	2.30	4.21	2.84	(0.25)	0.89
Total from investment operations	2.26	4.19	2.81	(0.29)	0.83
Less distributions
From net investment income	—	(0.01)	— [2]	(0.01)	—	[2]
From net realized gain	(1.18)	(0.71)	(0.78)	(1.13)	—
Total distributions	(1.18)	(0.72)	(0.78)	(1.14)	—	[2]
Net asset value, end of period	$18.78	$17.70	$14.23	$12.20	$13.63
Total return (%)[3,4]	13.35	31.00	24.81	(3.07)	6.51
Ratios and supplemental data
Net assets, end of period (in millions)	$65	$51	$30	$27	$32
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	2.02	2.08	2.06	2.08
Expenses net of fee waivers	1.98	2.02	2.08	2.06	2.08
Net investment loss	(0.22)	(0.15)	(0.19)	(0.30)	(0.41)
Portfolio turnover (%)	16	12	11	16	24

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

22SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Regional Bank Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

23

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Banks	$648,099,159	$641,311,513	$6,787,646	—
Thrifts and mortgage finance	61,832,350	61,832,350	—	—
Preferred securities
Thrifts and mortgage finance	2,892,152	—	2,892,152	—
Warrants	15,850,029	8,187,739	7,662,290	—
Short-term investments	13,958,000	—	13,958,000	—
Total Investments in Securities	$742,631,690	$711,331,602	$31,300,088	—

Securities with market value of approximately $22,574,203 at the beginning of the year were transferred from Level 3 to Level 1 during the period since quoted prices in active markets for identical securities became available and approximately $4,383,307 were transferred from Level 3 to Level 2 since other significant inputs became available.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Banks
Balance as of 10-31-13	$32,691,177
Realized gain (loss)	829,619
Change in unrealized appreciation (depreciation)	2,337,456
Purchases	—
Sales	(8,900,742)
Transfer into Level 3	—
Transfer out of Level 3	(26,957,510)
Balance as of 10-31-14	—
Changes in unrealized at period end *	—

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions

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are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2014 were $677. For the year ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$5,046,415	$7,450,167
Long-Term Capital Gain	47,482,061	23,954,191
Total	$52,528,476	$31,404,358

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $3,821,016 of undistributed ordinary income and $46,857,684 of long-term capital gains.

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Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.750% of the next $500 million of the fund's average daily net assets; (c) 0.735% of the next $1 billion of the fund's average daily net assets; and (d) 0.725% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with the approval of the Board of Trustees.

Effective March 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceed 1.30% of average net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2014, these expense reductions amounted to the following:

Class	Expense reduction
Class A	$45,931
Class B	1,167
Class C	4,040
Total	$51,138

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 0.78% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $728,567 for the year ended October 31, 2014. Of this amount, $113,200 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $600,641 was paid as sales commissions to broker-dealers and $14,726 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2014, CDSCs received by the Distributor amounted to $10, $16,462 and $15,993 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the year ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,076,138	$920,603
Class B	176,242	23,430
Class C	604,143	80,248
Total	$2,856,523	$1,024,281

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2014 and 2013 were as follows:

		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,484,846	$160,716,709	5,750,698	$97,101,336
Distributions reinvested	2,390,193	43,073,790	1,815,902	25,832,131
Repurchased	(11,453,382)	(211,552,231)	(10,301,132)	(163,739,531)
Net decrease	(578,343)	($7,761,732)	(2,734,532)	($40,806,064)
Class B shares
Sold	21,479	$379,171	92,185	$1,391,796
Distributions reinvested	63,340	1,094,510	58,283	791,490
Repurchased	(258,386)	(4,598,245)	(383,078)	(5,930,576)
Net decrease	(173,567)	($3,124,564)	(232,610)	($3,747,290)
Class C shares
Sold	998,446	$17,890,924	1,059,740	$17,260,960
Distributions reinvested	149,103	2,579,487	75,140	1,021,905
Repurchased	(591,809)	(10,561,798)	(353,263)	(5,442,595)
Net increase	555,740	$9,908,613	781,617	$12,840,270
Total net decrease	(196,170)	($977,683)	(2,185,525)	($31,713,084)

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $116,229,778 and $177,493,758, respectively, for the year ended October 31, 2014.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net assets value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

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Note 8 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended October 31, 2014, is set forth below:

Affiliate	Beginning share amount	Ending share amount	Realized gain (loss)	Dividend income	Ending value
Anchor Bancorp, Inc.
Purchased: none Sold: none	161,584	161,584	—	—	$3,336,710

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of
John Hancock Regional Bank Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2014

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $50,325,708 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Regional Bank Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2013. The Board noted that the fund outperformed its peer group average for the one- and three-year periods ended

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December 31, 2013 and underperformed its peer group average for the five-year period ended December 31, 2013. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are lower than the peer group median. The Board took into account management's discussion of the fund's expenses.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory

35

history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund has generally outperformed the historical performance of comparable funds and the fund's benchmark;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

36

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2005	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2005	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

39

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

40

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

42

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Regional Bank Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205650	01A 10/14 12/14

John Hancock

Small Cap Equity Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
25	Notes to financial statements
31	Auditor's report
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

TOTAL RETURN AS OF 10/31/14 (%)

The Russell 2000 Growth Index is an unmanaged index of stocks in the Russell 2000 Index with high price-to-book ratios and higher forecasted growth expectations. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Small caps experienced more volatility

Improving economic growth propelled the major U.S. equity indexes to double-digit gains, although small-cap stocks experienced more volatility and posted lower returns than large-cap stocks.

Fund performance lagged

The fund underperformed its benchmark, the Russell 2000 Growth Index, for the reporting period.

Technology detracted

Stock selection in the information technology sector detracted the most from the fund's performance versus the index.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

The stock prices of small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Fixed income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase volatility and result in losses if not successful. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Thomas L. Holman, John Hancock Asset Management

Thomas L. Holman
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment over the past 12 months?

With the exception of a few brief hiccups, the broad equity market advanced steadily over the past year, but the small-cap segment of the market experienced considerably greater volatility and lower overall returns. Small-cap growth stocks—as represented by the Russell 2000 Growth Index, the fund's benchmark—rallied from the beginning of the reporting period to early March, outperforming the broader market. But they gave most of the gains back over the next two months, while the broad market edged higher.

Small-cap growth stocks enjoyed a strong recovery into the summer amid greater optimism about the economy and corporate earnings. However, they reversed course again as a series of troubling geopolitical developments led to a bout of risk aversion. Finally, an easing of geopolitical concerns fueled a strong advance for small-cap growth stocks over the last few weeks of the period.

How did this market volatility impact the fund?

Virtually all of the fund's overall underperformance versus the benchmark was concentrated in the decline in small-cap growth stocks between March and May. During that stretch of time, the strength and stability of the U.S. economy led investors to begin anticipating the end of the U.S. Federal Reserve's quantitative easing program and higher interest rates. In addition, investors started to rotate into cyclical companies that would benefit from the strengthening economy, and the fund held an underweight position in cyclical stocks.

Within the portfolio, information technology stocks made up almost a third of the portfolio, and the biggest industry overweight in this sector was software. Many of the fund's software holdings had relatively high valuations that were contingent on meeting robust expectations for future growth. As concerns about rising interest rates escalated, these stocks fell as investors priced in higher discount rates, leading to valuation multiple contraction. As a result, the majority of the fund's overall underperformance came from the information technology sector, and much of that occurred during the downdraft in small-cap growth stocks between March and May.

4

"One recent adjustment we've made to our general investment policies is additional portfolio construction constraints to help mitigate sector and industry risk."

Can you give some specific examples?

One of the most significant detractors in the portfolio was Rocket Fuel, Inc., which is a provider of digital advertising optimization. The company uses its own algorithms and artificial intelligence to make online ad buying decisions on behalf of its customers. We originally bought the stock because of its high growth rate and the compelling value proposition Rocket Fuel offered to its customers. During the reporting period, however, it became apparent to us that the company's business model was flawed and its growth rate was unsustainable, leading us to eliminate the stock from the portfolio.

Another noteworthy detractor was Tangoe, Inc., which makes software that helps companies monitor and manage their telecommunications spending. Tangoe began offering products to securely protect and back up data on corporate mobile devices. Unfortunately, the competitive landscape for these cloud-based mobile data solutions proved challenging as other companies got there first, taking the bulk of the market share. The end result was a slowdown in Tangoe's growth rate, leading us to jettison the stock from the portfolio during the period.

One last software holding worth mentioning was Bottomline Technologies, Inc., a provider of online payment solutions. The company offers a variety of innovative products, including software that helps banks manage their cash flows and insurance companies manage their legal costs. Most recently, Bottomline developed a payment network for streamlining online transactions between

SECTOR COMPOSITION AS OF 10/31/14 (%)

5

businesses. These products have tremendous potential, but the company is more adept at innovating new products than executing the sales and marketing strategies necessary to profitably deliver those products to the marketplace. As with the previous two holdings, we parted ways with Bottomline.

The examples above demonstrate our sell discipline to reallocate capital when fundamentals deteriorate or our investment thesis proves false. Many of the fund's software holdings executed well and recovered from the sharp sell-off between March and May.

Let's shift gears and talk about some positive contributors. What holdings added value during the reporting period?

On both an absolute and relative basis, healthcare was the best-performing sector in the portfolio. One of the leading contributors from that sector was DexCom, Inc., which makes continuous glucose monitoring systems for diabetics. DexCom's products help patients with diabetes—a rapidly growing segment of the population—manage the peaks and troughs of their blood sugar levels. During the reporting period, the company received FDA approval for the systems to be used by children, and this development helped drive the stock higher.

Generic drugmaker Akorn, Inc., was another top contributor. The company specializes in ophthalmology products, such as eyedrops and ointments. Because the market for these products is relatively small, many other generic drugmakers exited the market, enabling Akorn to capture additional market share and increase its pricing power. The stock performed well, and although we remain upbeat about Akorn's future growth prospects, we eliminated the stock from the portfolio based on valuation.

Puma Biotechnology, Inc. was a new addition to the portfolio within the last six months. The

TOP TEN HOLDINGS AS OF 10/31/14 (%)

Synchronoss Technologies, Inc.	2.5
United Natural Foods, Inc.	2.3
Lands' End, Inc.	2.3
Aspen Technology, Inc.	2.3
CoStar Group, Inc.	2.2
Team Health Holdings, Inc.	2.2
Demandware, Inc.	2.0
Buffalo Wild Wings, Inc.	2.0
HealthStream, Inc.	2.0
Marketo, Inc.	2.0
TOTAL	21.8
As a percentage of net assets.
Cash and cash equivalents are not included.

6

company is developing a promising medication to treat breast cancer. When a similar drug from another company fared poorly in a clinical trial, Puma's share price declined sharply, giving us an opportunity to buy the stock at an attractive price. Subsequently, Puma reported very strong data in its own clinical trial, and the stock responded by rising nearly 300% the following day.

Have you made any meaningful changes to the fund's positioning?

One recent adjustment we've made to our general investment policies is additional portfolio construction constraints to help mitigate sector and industry risk. Although we focus on individual stock selection, our investment approach can lead us to overweight positions in certain sectors or industries, some of which may be outsized. For example, as we noted earlier, a substantial overweight in software companies had a significant impact on relative results when the industry as a whole faced a contraction in valuations.

The new limits will ensure that the fund is not overly concentrated in a particular sector or industry, which should help reduce the fund's overall risk profile. We will continue to consistently execute our investment strategy—identify and invest in individual companies with large market opportunities, compelling value propositions, sustainable competitive advantages, strong management teams, and business models with increasing profitability.

Were there any substantive changes in the fund's operations during the period?

Daniel Cole, a member of the portfolio management team, left John Hancock Asset Management in June 2014 and consequently no longer serves as a portfolio manager of the fund.

MANAGED BY

Thomas L. Holman On the fund since 2012 Investing since 1993

The views expressed in this report are exclusively those of Thomas L. Holman, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-4.72	15.38	6.72	104.52	91.55
Class B	-5.37	15.55	6.65	105.97	90.31
Class C	-1.42	15.77	6.51	107.95	87.82
Class I1	0.58	17.06	7.82	119.77	112.23
Class R6[1,2]	0.72	17.23	7.86	121.37	113.17
Index†	8.26	18.61	9.42	134.72	146.08

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6
Gross (%)	1.27	1.97	1.97	0.95	0.84
Net (%)	1.27	1.97	1.97	0.95	0.81

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index is the Russell 2000 Growth Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	10-31-04	19,031	19,031	24,608
Class C3	10-31-04	18,782	18,782	24,608
Class I1	10-31-04	21,223	21,223	24,608
Class R6[1,2]	10-31-04	21,317	21,317	24,608

The Russell 2000 Growth Index is an unmanaged index of stocks in the Russell 2000 Index with high price-to-book ratios and higher forecasted growth expectations.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R6 shares were first offered on 9-1-11. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,093.00	$6.44	1.22%
Class B	1,000.00	1,088.90	10.11	1.92%
Class C	1,000.00	1,088.90	10.11	1.92%
Class I	1,000.00	1,094.50	4.80	0.91%
Class R6	1,000.00	1,095.20	4.17	0.79%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.10	$6.21	1.22%
Class B	1,000.00	1,015.50	9.75	1.92%
Class C	1,000.00	1,015.50	9.75	1.92%
Class I	1,000.00	1,020.60	4.63	0.91%
Class R6	1,000.00	1,021.20	4.02	0.79%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 97.0%		$420,910,133
(Cost $361,711,854)
Consumer discretionary 14.5%		62,957,925
Auto components 1.5%
Gentherm, Inc. (I)	156,407	6,522,173
Distributors 2.0%
Pool Corp.	143,239	8,551,368
Hotels, restaurants and leisure 2.0%
Buffalo Wild Wings, Inc. (I)	57,871	8,638,983
Internet and catalog retail 2.3%
Lands' End, Inc. (I)(L)	208,694	9,906,704
Specialty retail 1.5%
Lithia Motors, Inc., Class A	83,488	6,480,339
Textiles, apparel and luxury goods 5.2%
Deckers Outdoor Corp. (I)	80,848	7,070,966
Iconix Brand Group, Inc. (I)	184,301	7,373,883
Wolverine World Wide, Inc.	310,004	8,413,509
Consumer staples 3.7%		15,892,822
Food and staples retailing 2.3%
United Natural Foods, Inc. (I)	145,644	9,906,705
Food products 1.4%
The Hain Celestial Group, Inc. (I)	55,299	5,986,117
Energy 3.2%		13,892,373
Energy equipment and services 2.4%
RigNet, Inc. (I)	166,160	7,219,652
Tesco Corp.	162,115	3,086,670
Oil, gas and consumable fuels 0.8%
Diamondback Energy, Inc. (I)	52,397	3,586,051
Financials 5.8%		24,995,283
Banks 3.7%
Glacier Bancorp, Inc.	193,122	5,540,670
MB Financial, Inc.	189,640	5,983,142
South State Corp.	70,300	4,239,793
Real estate investment trusts 2.1%
DiamondRock Hospitality Company	408,102	5,856,264
QTS Realty Trust, Inc., Class A	95,838	3,375,414

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care 21.5%		$93,444,910
Biotechnology 4.6%
Alnylam Pharmaceuticals, Inc. (I)	22,347	2,072,461
Isis Pharmaceuticals, Inc. (I)	105,038	4,838,050
Keryx Biopharmaceuticals, Inc. (I)(L)	172,178	2,901,199
NewLink Genetics Corp. (I)(L)	70,440	2,299,866
OPKO Health, Inc. (I)(L)	338,178	2,823,786
Puma Biotechnology, Inc. (I)	19,363	4,852,368
Health care equipment and supplies 10.7%
Align Technology, Inc. (I)	161,344	8,489,921
DexCom, Inc. (I)	132,257	5,944,952
Globus Medical, Inc., Class A (I)	253,954	5,630,160
Natus Medical, Inc. (I)	233,889	7,952,226
Neogen Corp. (I)	148,767	6,530,871
Vascular Solutions, Inc. (I)	158,190	4,652,368
Wright Medical Group, Inc. (I)	234,852	7,426,020
Health care providers and services 3.1%
Team Health Holdings, Inc. (I)	150,247	9,396,447
The Providence Service Corp. (I)	92,777	4,098,888
Health care technology 3.1%
athenahealth, Inc. (I)	40,050	4,906,125
HealthStream, Inc. (I)	278,721	8,629,202
Industrials 14.5%		62,727,047
Aerospace and defense 1.8%
Teledyne Technologies, Inc. (I)	74,163	7,685,512
Commercial services and supplies 0.6%
Performant Financial Corp. (I)	301,405	2,601,125
Electrical equipment 2.4%
Acuity Brands, Inc.	39,884	5,561,026
Generac Holdings, Inc. (I)	109,567	4,967,768
Machinery 3.4%
Proto Labs, Inc. (I)	124,422	8,133,466
Woodward, Inc.	129,459	6,629,595
Professional services 3.6%
The Advisory Board Company (I)	158,836	8,524,728
WageWorks, Inc. (I)	122,507	6,984,124
Trading companies and distributors 1.8%
Watsco, Inc.	74,463	7,566,930
Transportation infrastructure 0.9%
Wesco Aircraft Holdings, Inc. (I)	229,452	4,072,773

SEE NOTES TO FINANCIAL STATEMENTS13

		Shares	Value
Information technology 31.9%			$138,600,760
Electronic equipment, instruments and components 0.8%
	DTS, Inc. (I)	123,454	3,676,460
Internet software and services 11.4%
	Cornerstone OnDemand, Inc. (I)	214,877	7,793,589
	CoStar Group, Inc. (I)	58,435	9,413,294
	Dealertrack Technologies, Inc. (I)	171,324	8,060,794
	Demandware, Inc. (I)	147,042	8,815,168
	HomeAway, Inc. (I)	201,458	7,030,884
	Marketo, Inc. (I)	265,953	8,582,303
IT services 1.7%
	Acxiom Corp. (I)	382,846	7,212,819
Semiconductors and semiconductor equipment 1.5%
	TriQuint Semiconductor, Inc. (I)	305,841	6,615,341
Software 14.6%
	Aspen Technology, Inc. (I)	266,860	9,855,140
	FleetMatics Group PLC (I)	203,102	7,543,208
	Guidewire Software, Inc. (I)	134,657	6,724,771
	HubSpot, Inc. (I)(L)	80,806	2,879,118
	SolarWinds, Inc. (I)	160,218	7,618,366
	Synchronoss Technologies, Inc. (I)	214,008	11,057,793
	Tableau Software, Inc., Class A (I)	62,713	5,179,467
	The Rubicon Project, Inc. (I)	425,506	4,876,299
	The Ultimate Software Group, Inc. (I)	50,685	7,628,599
Technology hardware, storage and peripherals 1.9%
	Electronics For Imaging, Inc. (I)	175,795	8,037,347
Materials 1.9%			8,399,013
Chemicals 1.1%
	PolyOne Corp.	136,069	5,035,914
Paper and forest products 0.8%
	Domtar Corp.	81,887	3,363,099
	Yield (%)	Shares	Value
Securities lending collateral 4.1%			$17,982,709
(Cost $17,982,506)
John Hancock Collateral Investment Trust (W)	0.1171(Y)	1,797,103	17,982,709

14SEE NOTES TO FINANCIAL STATEMENTS

	Par value	Value
Short-term investments 4.2%		$18,085,000
(Cost $18,085,000)
Repurchase agreement 4.2%		18,085,000
Barclays Tri-Party Repurchase Agreement dated 10-31-14 at 0.070% to be repurchased at $15,081,088 on 11-3-14, collateralized by $14,805,800 Treasury Inflation Index Notes, 0.625% due 1-15-24 (valued at $15,382,731, including interest)	15,081,000	15,081,000
Repurchase Agreement with State Street Corp. dated 10-31-14 at 0.000% to be repurchased at $3,004,000 on 11-3-14, collateralized by $3,125,000 U.S. Treasury Notes, 0.625% due 4-30-18 (valued at $3,066,563, including interest)	3,004,000	3,004,000
Total investments (Cost $397,779,360)† 105.3%		$456,977,842
Other assets and liabilities, net (5.3%)		($22,849,991)
Total net assets 100.0%		$434,127,851

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-14.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-14.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $397,788,208. Net unrealized appreciation aggregated $59,189,634, of which $67,960,062 related to appreciated investment securities and $8,770,428 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments in unaffiliated issuers, at value (Cost $379,796,854) including $17,508,548 of securities loaned	$438,995,133
Investments in affiliated issuers, at value (Cost $17,982,506)	17,982,709
Total investments, at value (Cost $397,779,360)	456,977,842
Cash	39
Receivable for fund shares sold	42,727
Dividends and interest receivable	25,284
Receivable for securities lending income	50,303
Other receivables and prepaid expenses	50,309
Total assets	457,146,504
Liabilities
Payable for investments purchased	4,336,760
Payable for fund shares repurchased	471,565
Payable upon return of securities loaned	17,984,949
Payable to affiliates
Accounting and legal services fees	7,791
Transfer agent fees	93,017
Distribution and service fees	22,374
Other liabilities and accrued expenses	102,197
Total liabilities	23,018,653
Net assets	$434,127,851
Net assets consist of
Paid-in capital	$415,669,014
Accumulated net investment loss	(3,736,162)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(37,003,483)
Net unrealized appreciation (depreciation) on investments	59,198,482
Net assets	$434,127,851

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($377,490,663 ÷ 11,073,465 shares)[1]	$34.09
Class B ($13,611,015 ÷ 448,226 shares)[1]	$30.37
Class C ($28,237,421 ÷ 929,458 shares)[1]	$30.38
Class I ($12,524,811 ÷ 344,377 shares)	$36.37
Class R6 ($2,263,941 ÷ 62,071 shares)	$36.47
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$35.88

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Dividends	$819,219
Securities lending	711,907
Interest	3,957
Less foreign taxes withheld	(1,216)
Total investment income	1,533,867
Expenses
Investment management fees	3,193,117
Distribution and service fees	1,649,517
Accounting and legal services fees	93,865
Transfer agent fees	603,034
Trustees' fees	8,702
State registration fees	87,553
Printing and postage	71,274
Professional fees	54,218
Custodian fees	60,190
Registration and filing fees	35,496
Other	16,794
Total expenses	5,873,760
Less expense reductions	(30,585)
Net expenses	5,843,175
Net investment loss	(4,309,308)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	61,498,017
Investments in affiliated issuers	(800)
61,497,217
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(57,532,407)
Investments in affiliated issuers	(1,210)
(57,533,617)
Net realized and unrealized gain	3,963,600
Decrease in net assets from operations	($345,708)

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment loss	($4,309,308)	($4,497,765)
Net realized gain	61,497,217	69,972,704
Change in net unrealized appreciation (depreciation)	(57,533,617)	71,446,341
Increase (decrease) in net assets resulting from operations	(345,708)	136,921,280
Distributions to shareholders
From net investment income
Class A	—	(323,120)
Class I	—	(46,067)
Class R6	—	(341)
Total distributions	—	(369,528)
From fund share transactions	(57,895,750)	(41,750,122)
Total increase (decrease)	(58,241,458)	94,801,630
Net assets
Beginning of year	492,369,309	397,567,679
End of year	$434,127,851	$492,369,309
Accumulated net investment loss	($3,736,162)	($6,909,409)

SEE NOTES TO FINANCIAL STATEMENTS19

Financial highlights

Class A Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$33.99	$24.76	$22.63	$21.41	$16.27
Net investment loss[1]	(0.30)	(0.28)	(0.19)	(0.20)	(0.21)
Net realized and unrealized gain on investments	0.40	9.53	2.76	1.57	5.35
Total from investment operations	0.10	9.25	2.57	1.37	5.14
Less distributions
From net investment income	—	(0.02)	(0.44)	(0.15)	—
Net asset value, end of period	$34.09	$33.99	$24.76	$22.63	$21.41
Total return (%)[2,3]	0.29	37.41	11.65	6.34 [4]	31.59
Ratios and supplemental data
Net assets, end of period (in millions)	$377	$418	$336	$347	$361
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.27	1.32	1.28	1.47
Expenses including reductions	1.22	1.26	1.32	1.28	1.47
Net investment loss	(0.88)	(1.00)	(0.79)	(0.80)	(1.11)
Portfolio turnover (%)	115	81	73	110	79 [5]

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	The fund's total return includes a reimbursement from the Advisor due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
5	Excludes merger activity.

20SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$30.49	$22.34	$20.46	$19.38	$14.83
Net investment loss[1]	(0.48)	(0.43)	(0.33)	(0.33)	(0.32)
Net realized and unrealized gain on investments	0.36	8.58	2.51	1.42	4.87
Total from investment operations	(0.12)	8.15	2.18	1.09	4.55
Less distributions
From net investment income	—	—	(0.30)	(0.01)	—
Net asset value, end of period	$30.37	$30.49	$22.34	$20.46	$19.38
Total return (%)[2,3]	(0.39)	36.48	10.85	5.61 [4]	30.68
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$20	$20	$24	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	1.97	2.02	1.98	2.20
Expenses including reductions	1.92	1.97	2.02	1.98	2.20
Net investment loss	(1.59)	(1.70)	(1.50)	(1.47)	(1.84)
Portfolio turnover (%)	115	81	73	110	79 [5]

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	The fund's total return includes a reimbursement from the Advisor due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
5	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS21

Class C Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$30.51	$22.35	$20.47	$19.40	$14.84
Net investment loss[1]	(0.47)	(0.43)	(0.33)	(0.33)	(0.31)
Net realized and unrealized gain on investments	0.34	8.59	2.51	1.41	4.87
Total from investment operations	(0.13)	8.16	2.18	1.08	4.56
Less distributions
From net investment income	—	—	(0.30)	(0.01)	—
Net asset value, end of period	$30.38	$30.51	$22.35	$20.47	$19.40
Total return (%)[2,3]	(0.43)	36.51	10.84	5.58 [4]	30.73
Ratios and supplemental data
Net assets, end of period (in millions)	$28	$30	$25	$26	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	1.97	2.02	1.98	2.17
Expenses including reductions	1.92	1.96	2.02	1.98	2.17
Net investment loss	(1.59)	(1.70)	(1.49)	(1.50)	(1.81)
Portfolio turnover (%)	115	81	73	110	79 [5]

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	The fund's total return includes a reimbursement from the Advisor due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
5	Excludes merger activity.

22SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$36.16	$26.29	$24.01	$22.71	$17.16
Net investment loss[1]	(0.20)	(0.19)	(0.10)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	0.41	10.13	2.92	1.69	5.66
Total from investment operations	0.21	9.94	2.82	1.56	5.55
Less distributions
From net investment income	—	(0.07)	(0.54)	(0.26)	—
Net asset value, end of period	$36.37	$36.16	$26.29	$24.01	$22.71
Total return (%)[2]	0.58	37.93	12.08	6.80 [3]	32.34
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$23	$17	$15	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.91	0.92	0.87	0.90
Expenses including reductions	0.90	0.91	0.92	0.87	0.90
Net investment loss	(0.55)	(0.64)	(0.39)	(0.50)	(0.53)
Portfolio turnover (%)	115	81	73	110	79 [4]

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	The fund's total return includes a reimbursement from the Advisor due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R6 Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$36.21	$26.32	$24.01	$24.06
Net investment loss[2]	(0.17)	(0.17)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	0.43	10.14	2.92	(0.02)
Total from investment operations	0.26	9.97	2.84	(0.05)
Less distributions
From net investment income	—	(0.08)	(0.53)	—
Net asset value, end of period	$36.47	$36.21	$26.32	$24.01
Total return (%)[3]	0.72	38.01	12.19	(0.21	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.83	0.85	0.91	[6]
Expenses including reductions	0.79	0.82	0.85	0.89	[6]
Net investment loss	(0.49)	(0.56)	(0.31)	(0.74	) [6]
Portfolio turnover (%)	115	81	73	110	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

24SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Equity Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2014, all investments are categorized as Level 1, except repurchase agreements which are Level 2, under the hierarchy described above.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not

25

less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata

26

basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2014 were $569. For the year ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund had a capital loss carryforward of $36,994,635 available to offset future net realized capital gains. The following table details the capital loss carryforwrad available as of October 31, 2014.

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31
2016	2017
$16,404,885	$20,589,750

Qualified late year ordinary losses of $3,736,161 are treated as occurring on November 1, 2014, the first day of the fund's next taxable year.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	—	$369,528

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the fund had no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

27

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and foreign currency transactions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, to the sum of: (a) 0.700% of the first $1 billion of the fund's average daily net assets and (b) 0.685% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective March 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceed 1.30% of average net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective February 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. This wavier was in effect on a voluntary basis from January 1, 2014 to January 31, 2014.

For the year ended October 31, 2014 these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$26,158	Class I	$840
Class B	1,132	Class R6	507
Class C	1,948	Total	$30,585

28

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $184,370 for the year ended October 31, 2014. Of this amount, $28,528 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $140,157 was paid as sales commissions to broker-dealers and $15,685 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2014, CDSCs received by the Distributor amounted to $676, $13,077 and $4,649 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

29

Class level expenses. Class level expenses for the year ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,183,777	$525,017
Class B	172,087	22,912
Class C	293,653	39,067
Class I	—	15,620
Class R6	—	418
Total	$1,649,517	$603,034

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2014 and 2013 were as follows:

		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class A shares
Sold	753,953	$25,624,932	799,901	$23,281,985
Distributions reinvested	—	—	11,748	290,400
Repurchased	(1,989,249)	(66,157,394)	(2,080,914)	(57,777,201)
Net decrease	(1,235,296)	($40,532,462)	(1,269,265)	($34,204,816)
Class B shares
Sold	18,403	$577,715	60,715	$1,543,738
Repurchased	(239,156)	(7,041,834)	(288,100)	(7,298,568)
Net decrease	(220,753)	($6,464,119)	(227,385)	($5,754,830)
Class C shares
Sold	118,204	$3,651,537	106,643	$2,841,963
Repurchased	(184,121)	(5,453,214)	(216,676)	(5,362,401)
Net decrease	(65,917)	($1,801,677)	(110,033)	($2,520,438)
Class I shares
Sold	277,187	$10,015,591	197,295	$6,217,219
Distributions reinvested	—	—	1,554	40,733
Repurchased	(569,492)	(21,231,283)	(190,976)	(5,527,990)
Net increase (decrease)	(292,305)	($11,215,692)	7,873	$729,962
Class R6 Shares
Sold	66,806	$2,451,311	—	—
Repurchased	(8,891)	(333,111)	—	—
Net increase	57,915	$2,118,200	—	—
Total net decrease	(1,756,356)	($57,895,750)	(1,598,810)	($41,750,122)

Affiliates of the fund owned 7% of shares of beneficial interest of Class R6 on October 31, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $513,643,180 and $574,522,417, respectively, for the year ended October 31, 2014.

30

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of
John Hancock Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Equity Fund (the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2014

31

Continuation of investment advisory and subadvisory agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Small Cap Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

32

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one- and three-year periods ended December 31, 2013 and outperformed its benchmark index and its peer group average for the five-year period

33

ended December 31, 2013. The Board took into account management's discussion of the fund's performance, including the factors that contributed to the more recent underperformance. The Board also took into account the fund's favorable performance relative to the benchmark index and peer group for the five-year period. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund and total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

34

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory

35

history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory

36

Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2005	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2005	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

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Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

40

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

42

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Cap Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205652	37A 10/14 12/14

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2014 and 2013. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2014	October 31, 2013
John Hancock Financial Industries Fund	$ 28,449	$ 27,254
John Hancock Regional Bank Fund	30,998	32,709
John Hancock Small Cap Equity Fund	30,194	28,788
Total	$ 89,641	$ 88,751

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	October 31, 2014	October 31, 2013
John Hancock Financial Industries Fund	$ 557	$ 1,236
John Hancock Regional Bank Fund	557	1,236
John Hancock Small Cap Equity Fund	557	1,236
Total	$ 1,671	$ 3,708

In addition, amounts billed to control affiliates for service provider internal controls reviews were $198,642 and $51,270 for the fiscal years ended October 31, 2014 and 2013, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2014 and 2013. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2014	October 31, 2013
John Hancock Financial Industries Fund	$ 3,450	$ 3,065
John Hancock Regional Bank Fund	3,450	2,610
John Hancock Small Cap Equity Fund	3,450	2,976
Total	$ 10,350	$ 8,651

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2014 and 2013 amounted to the following:

Fund	October 31, 2014	October 31, 2013
John Hancock Financial Industries Fund	$ 383	$ 213
John Hancock Regional Bank Fund	25,872	214
John Hancock Small Cap Equity Fund	383	214
Total	$ 26,638	$ 641

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2014, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2014 and 2013 amounted to the following:

Trust	October 31, 2014	October 31, 2013
John Hancock Investment Trust II	$ 5,636,080	$ 4,608,161

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)     There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By:	/s/ Andrew Arnott
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Andrew Arnott
President

Date:	December 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President

Date:	December 12, 2014

By:	/s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date:	December 12, 2014